UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 21, 2025

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of New Directors
On April 23, 2025, the Board of Directors (the “Board”) of SLM Corporation (the “Company”) appointed Dr. Daniel Greenstein and Mr. Gary Millerchip as directors of the Company, effective April 23, 2025. Dr. Greenstein and Mr. Millerchip have also been appointed to the board of directors of Sallie Mae Bank (the “Bank”), the Company’s Utah industrial bank subsidiary, effective April 23, 2025. In connection therewith, the Board also determined Dr. Greenstein and Mr. Millerchip to be independent and increased the number of Board seats from twelve to fourteen, effective April 23, 2025. Dr. Greenstein and Mr. Millerchip have not been appointed to any of the Board’s committees at this time.
Dr. Greenstein joins the Board with decades of experience in higher education strategy, innovation and transformation. He currently serves as Managing Director, Higher Education, at Baker Tilly (US), a position he has held since November 2024. Before joining Baker Tilly (US), Dr. Greenstein worked as the Chancellor of the Pennsylvania State System of Higher Education from 2018 to October 2024 overseeing Pennsylvania’s public university system to improve outcomes and operational efficiency. He previously served as Director, US Programs – Education, Postsecondary Success, for the Bill & Melinda Gates Foundation from 2012 to 2018 where he led the strategy to reduce attainment gaps in US colleges, and enhance higher education access, affordability, and outcomes. Dr. Greenstein holds a Bachelor of Arts degree and a Master of Arts degree from the University of Pennsylvania and a Doctor of Philosophy degree in Social Studies from Oxford University.
Mr. Millerchip joins the Board with extensive experience in finance and retail banking as well as corporate strategy and leadership. He currently serves as Executive Vice President and Chief Financial Officer at Costco Wholesale Corporation (“Costco”), a position he has held since March 2024. Before joining Costco, Mr. Millerchip worked at The Kroger Co. (“Kroger”) from 2008 to February 2024 holding various positions of increasing responsibility, culminating as Senior Vice President and Chief Financial Officer from 2019 to February 2024, where he presided over the financial affairs of Kroger and represented Kroger to the external financial community. Prior to serving as Senior Vice President and Chief Financial Officer at Kroger, he served as Chief Executive Officer, Kroger Personal Finance and Corporate Strategy and Integration Lead from 2014 to 2019, as well as Chief Executive Officer, Kroger Personal Finance, from 2008 to 2014. Before joining Kroger, Mr. Millerchip held various leadership positions across retail banking, branch operations, sales and marketing, and finance at Royal Bank of Scotland from 1997 to 2008. Mr. Millerchip holds a Bachelor of Arts degree from Birmingham City University and a Post Graduate degree in Business from the University of Warwick.
Dr. Greenstein and Mr. Millerchip’s compensation for their service as directors will be consistent with that of the Company’s other non-employee directors, except that (i) their compensation will be prorated to reflect the portion of the period remaining in the current director term, and (ii) they will not receive the Company’s annual Board member equity award of restricted stock for the current director term.
There are no family relationships between either Dr. Greenstein or Mr. Millerchip and any director or executive officer of the Company, and neither Dr. Greenstein nor Mr. Millerchip has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
A copy of the press release announcing Dr. Greenstein and Mr. Millerchip’s appointments is furnished with this Form 8-K as Exhibit 99.1 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any of the Company’s registration statements, reports, or other filings with the Securities and Exchange Commission, except as expressly set forth by specific reference in such registration statement, report, or other filing.

Director’s Decision to Retire
On April 21, 2025, Robert S. Strong, a director of the Company and the Bank, notified the Company he will retire from the Company’s Board on June 17, 2025, the date of the Company’s next annual meeting of stockholders. Mr. Strong will continue to serve as a director of the Company and the Bank as well as the

Chair of the Financial Risk Committee and a member of the Operational and Compliance Risk Committee of the Board of the Company and the Bank until such meeting.
Mr. Strong’s decision to retire from the Board is pursuant to the retirement provision in the Board-approved Board Governance Guidelines and the expiration of the one-time waiver of the retirement provision granted by the Board to Mr. Strong on March 13, 2024, as previously disclosed in a Current Report on Form 8-K filed with the SEC on March 14, 2024. His decision is not the result of any disagreement with the Company’s operations, policies or procedures, or any disagreements in respect of accounting principles or financial statement disclosures. In connection with Mr. Strong’s decision to retire from the Board, the Board adopted a resolution on April 23, 2025 decreasing the size of the Board from fourteen directors to thirteen directors, effective as of the end of Mr. Strong’s term.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit Number	Description

99.1*	Press Release, dated April 25, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: April 25, 2025	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Executive Vice President and Chief Legal, Government Affairs, and Communications Officer